UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2006

Tim Hortons Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32843	51-0370507
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

874 Sinclair Road, Oakville, Ontario		L6K 2Y1
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	905-339-6511

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On March 28, 2006, the Company issued a press release announcing that the underwriters of its initial public offering of 29 million shares of common stock have exercised their over-allotment option and will purchase 4.35 million additional shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99 – Press release issued by the Company dated March 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tim Hortons Inc.

March 28, 2006	By:	Leon M. McCorkle, Jr.

Name: Leon M. McCorkle, Jr.
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press release issued by the Company dated March 28, 2006.